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                                                                    Exhibit 10-9

                 THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT

                  THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT dated as of September 30, 1995 ("Third Amendment and Waiver") among THE NAVIGATORS GROUP, INC. (the "Borrower"), BROWN BROTHERS HARRIMAN & CO., ("BBH&Co."), NBD BANK (formerly NBD BANK, N.A.; "NBD"), FIRST UNION NATIONAL, BANK OF NORTH CAROLINA ("First Union") (each of BBH&Co., NBD and First Union a "Lender" and, collectively, the "Lenders") and BROWN BROTHERS HARRIMAN & CO., as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent")

                  PRELIMINARY STATEMENT. Reference is made to the Credit Agreement dated as of August 5, 1994 among the Borrower, the Lenders and the Agent, as amended by that certain Letter Agreement dated September 23, 1994, and as further amended by the Amendment to Credit Agreement and Pledge Agreement dated as of January 1, 1995 (as so amended, the "Credit Agreement"). Any term used herein and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

                  Each of the parties hereto have agreed to amend the Credit Agreement and to waive compliance with certain provisions thereof as hereinafter set forth.

                  SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of this date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

                  (a) The definition of "Loss and LAE Factor" is amended by adding the following at the end thereof:

                  "; provided, however, for the Quarterly Period ended September 30, 1995 and each Quarterly Period thereafter, the Additional Earthquake Development incurred in such Period will be subtracted from (x) above."

                  (b) The following definitions are inserted in their proper alphabetical order:

                           "'Additional Earthquake Development' means, as of any
                  particular date, the difference (to the extent it is a positive number), up to a maximum of Six Million Dollars ($6,000,000), between (1) the total of (a) the net direct property losses incurred by Borrower with respect to the Northridge Earthquake through such date and (b) all reserves maintained as of such date based upon or related to the Northridge Earthquake and (2) Forty-Two Million Forty-Eight Thousand Dollars ($42,048,000)."

                           "'Northridge Earthquake' means the earthquake
                  centered in Northridge California which occurred on January 17, 1994."

                  (c) Section 9.08(4), Reporting Requirements, is amended by adding the following at the end thereof: "together with the calculation of the Additional Earthquake Development for the applicable period."

                  (d) Section 11.06, Minimum Consolidated Net Income, is amended by adding the following after the phrase "Consolidated Net Income" in the first sentence of such Section the following: "plus the Additional Earthquake Development incurred during such Fiscal Year".

                  SECTION 2. Waiver. On each of March 31, 1995 and June 30,
1995, the Borrower was not in compliance with Section 11.04, Minimum Liquidity of Borrower, and Section 11.08, Combined Ratio. For the consecutive Fiscal Quarters ended December 30, 1994 and March 31, 1995, the Borrower and its Consolidated Subsidiaries were not in compliance with Section 11.06, Minimum Consolidated Net Income. The Borrower has requested that the Lenders and the Agent waive each
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such failure to comply. Upon the conditions set forth below, each Lender and the
Agent waives the Borrower's or the Borrower's and its Consolidated
Subsidiaries', as the case may be, compliance as of the dates set forth above, with (1) Section 11.04, Minimum Liquidity of Borrower, (2) Section 11.06,
Minimum Consolidated Net Income, and (3) Section 11.08, Combined Ratio.

                  Neither the Agent nor any Lender waives any future noncompliance by the Borrower or the Borrower and its Consolidated Subsidiaries, as the case may be, with Sections 11.04, 11.06, and 11.08.

                  SECTION 3. Conditions of Effectiveness. This Third Amendment and Waiver shall become effective on the date on which each of the following conditions has been fulfilled:

                  (1) Third Amendment and Waiver. The Borrower, the Lenders, and the Agent shall each have executed and delivered this Third Amendment and Waiver;

                  (2) Officer's Certificate, etc. The following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the date hereof stating that, after giving effect to this Third Amendment and Waiver and the transactions contemplated hereby:

                  (a) The representations and warranties contained in the Credit Agreement and in each of the Loan Documents are correct on and as of the date hereof as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall have been correct as of such earlier date); and

                  (b) No Default or Event of Default has occurred and is continuing.

                  SECTION 4. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement previously amended and as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Third Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 5. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Third Amendment and Waiver and the other instruments and documents to be delivered hereunder (including the fees and out-of-pocket expenses of external counsel for the Agent, but not the legal fees for internal or external legal counsel of the Lenders), with respect thereto. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Third Amendment and Waiver and the other instruments and documents to be delivered hereunder, and agrees to hold the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

                  SECTION 6. Governing Law. This Third Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

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                  SECTION 7. Headings. Section headings in this Third Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Third Amendment and Waiver for any other purpose.

                  SECTION 8. Counterparts. The Third Amendment and Waiver may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment and Waiver to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       THE NAVIGATORS GROUP, INC.,
                                         as Borrower

                                       By /s/ W. Allen Barnett
                                         ------------------------------
                                         Name:  W. Allen Barnett
                                         Title:  Senior Vice President,
                                                         Secretary

                                       per pro BROWN BROTHERS HARRIMAN & CO., as
                                       Lender

                                       By /s/ Joseph P. Donlan
                                         ------------------------------
                                         Name:  Joseph P. Donlan
                                       NBD BANK, as Lender

                                       By /s/ Jon P. Dady
                                         ------------------------------
                                         Name:  Jon P. Dady
                                         Title:  Vice President

                                       FIRST UNION NATIONAL BANK OF
                                         NORTH CAROLINA, as Lender

                                       By /s/ Bill A. Shirley
                                         ------------------------------
                                         Name:  Bill A. Shirley
                                         Title:  Vice President

                                       per pro BROWN BROTHERS HARRIMAN &
                                       CO., as Agent

                                       By /s/ Joseph P. Donlan
                                         ------------------------------
                                         Name:  Joseph P. Donlan

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